UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  April 4, 2007

                                  DEMATCO, INC.
             (Exact name of registrant as specified in its charter)
                (formerly known as Advanced Media Training, Inc.)

          Delaware                  000-50333                  95-4810658
(State or other jurisdiction       (Commission               (IRS Employer
     of incorporation)             File Number)             Identification No.)

             17337 Ventura Blvd., Ste. 208 Encino, California 91316
                 (Address of principal executive offices)   (Zip Code)

       Registrant's telephone number, including area code: (818) 759-1876

                          ADVANCED MEDIA TRAINING, INC.
 -------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[_] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c)

ITEM 2.01.        COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

         On April 4, 2007, in order to facilitate Dematco, Inc.'s ("Registrant") exit from the corporate training video business and to allow Registrant to devote its resources to the business of its recently acquired subsidiary, Dematco, Ltd., Registrant entered into an Asset and Liability Assumption Agreement, effective as of March 1, 2007, whereby Registrant's wholly owned subsidiary, Progressive Training, Inc. ("Progressive") acquired all of
Registrant's assets and liabilities related to the production and distribution of workforce training videos. The assets included distribution rights to twelve workforce training videos, Registrant's distribution contracts with other producers of related videos, accounts receivable totaling approximately $33,000, the name Advanced Knowledge for use by Progressive, as well as the "Advanced Knowledge" URL and website. The liabilities assumed by Progressive included approximately $23,000 in accounts payable, $6,000 in sales commission and an outstanding credit card balance of approximately $23,000.

         Additionally, on April 4, 2007 Registrant's Board of Directors approved and agreed to a debt conversion agreement between three parties, namely, (i) Registrant as the parent corporation, (ii) Progressive, as the then wholly owned subsidiary of Registrant, and (iii) Progressive's president, Buddy Young. Under the terms of the agreement, Mr. Young agreed to convert $80,000 of the $138,174 debt owed to him by Registrant pursuant to a promissory note, in exchange for Registrant's transfer to Mr. Young of 1,000,000 shares of Progressive common stock from the 1,750,000 shares owned by Registrant. Consequently, Mr. Young became Progressive's principal shareholder while Registrant retained 750,000 shares of Progressive. As a result, Progressive is no longer a subsidiary, wholly owned or otherwise, of Registrant. In addition, Registrant is no longer a controlling shareholder of Progressive.

         The business of Dematco, Ltd. is the dematerializing or converting financial of instruments from paper form to electronic form so as to enable such instruments to be traded electronically on exchanges or exchange platforms on a peer to peer basis.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             DEMATCO, INC.,
                                             A Delaware corporation (Registrant)

Date: April 5, 2007                          By:  /S/ ROB STEVENS
                                                  -----------------------
                                                  ROBERT STEVENS,
                                                  Chief Executive Officer


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